PROSPECTUS
                                                               November 27, 1996


                           DEVCAP SHARED RETURN FUND



    The DEVCAP Shared Return Fund (the "Fund") has two primary objectives: (i) an investment objective, to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social Index-SM-, an index comprised of stocks selected based upon social criteria and;
(ii) a charitable objective, to enable each shareholder of the Fund to make a donation of a portion of that shareholder's annual contribution basis to finance the economic development of underprivileged people in developing countries. The Fund is a separate series of shares of DEVCAP Trust, which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini 400 Social Index-SM-.


    The Fund seeks to achieve its charitable objective by providing for the tax-deductible donation of a portion of each shareholder's annual contribution basis in the Fund to further the charitable purposes of the Development Capital Fund ("DEVCAP"). DEVCAP is a non-profit charitable corporation that functions as a consortium of non-profit organizations and is independent of the Fund. DEVCAP is dedicated to supporting micro-enterprise and other economic development programs in developing countries, in an effort to improve the welfare of underprivileged persons in those countries. See "Charitable Contribution Program" herein for more detailed information. In general, investors will not incur net tax liability as a result of providing for donations of a portion of their annual contribution basis in the Fund. See "Tax Matters--Tax Deductibility of Charitable Contributions" herein for more detailed information.


                          TABLE OF CONTENTS                              PAGE
----------------------------------------------------------------------   ----
The Fund..............................................................     3
Expense Summary.......................................................     4
Financial Highlights..................................................     5
Charitable Contribution Program.......................................     5
DEVCAP................................................................     7
Performance Information...............................................     8
Investment Objective, Policies and Risk Factors.......................     9
Management............................................................    14
Purchases and Redemptions of Shares...................................    16
Tax Matters...........................................................    20
Other Information Concerning Shares of the Fund.......................    21
Service Organizations, Transfer Agent and Custodian...................    25



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    The investment adviser and sponsor of the Portfolio is Kinder, Lydenberg, Domini & Co., Inc. The investment manager of the Portfolio is Mellon Equity Associates. The administrator and distributor of the Fund, and the administrator of the Portfolio, is Signature Broker-Dealer Services, Inc. INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

    "Domini-SM-" and "Domini 400 Social Index-SM-" are service marks of Kinder, Lydenberg, Domini & Co., Inc.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated November 27, 1996, as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor (see back cover for address and phone number).

    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE PORTFOLIO THROUGH THE HUB AND SPOKE-REGISTERED TRADEMARK- MASTER-FEEDER INVESTMENT FUND STRUCTURE. "HUB AND SPOKE-REGISTERED TRADEMARK-" IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE-REGISTERED TRADEMARK- MASTER-FEEDER INVESTMENT FUND STRUCTURE" ON PAGE 12.

    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                    THE FUND

    DEVCAP Trust (the "Trust") was organized as a business trust under the laws of the Commonwealth of Massachusetts, with the Fund established as a separate series of the Trust, on June 29, 1995. The Fund is a no-load diversified open-end management investment company. Although shares of the Fund are sold without a sales load, Signature Broker-Dealer Services, Inc. ("Signature") may receive a distribution fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value.


    Shares of the Fund are sold continuously by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment when selecting the Automatic Investment Plan is $500 and the minimum initial investment when selecting the Individual Retirement Account is $250. An investor should obtain from the Distributor, and should read in conjunction with this Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases and Redemptions" herein.

    The Fund seeks to achieve its investment objective by investing the proceeds from the sales of its shares in the Portfolio, which has the same investment objective as the Fund and which invests all of its assets in stocks included in the Domini 400 Social Index (the "Domini Social Index" or "DSI"). There can be no assurance that the Fund or the Portfolio will be able to achieve their investment objective. It should be noted that the limitation of the Portfolio's investments to stocks included in the Domini Social Index will tend to limit the availability of investment opportunities to the Fund compared to other investment companies that have a comparable investment objective to that of the Fund. See "Investment Objective, Policies and Risk Factors" herein.

    Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser") and sponsor (the "Sponsor"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). Signature, the administrator of the Fund (the "Administrator") and of the Portfolio (the "Portfolio Administrator"), supervises the overall administration of the Fund and of the Portfolio. The Boards of Trustees of the Trust and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees") are separate and independent from the Independent Trustees of the Portfolio. For further information about the Trustees of the Trust and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information. A majority of the Fund's Trustees are not affiliated with the Adviser.


    The Adviser determines the composition of the Domini Social Index. The following persons are primarily responsible for the development and maintenance of the Domini Social Index (which determines the composition of the Portfolio's securities): Steven D. Lydenberg, Director of Research, KLD, since 1990; Peter
D. Kinder, President, KLD, since 1988. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies.



    DEVCAP provides no investment advisory, management, administrative or other investment support services to the Fund or the Portfolio.

                                EXPENSE SUMMARY


    The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.



SHAREHOLDER TRANSACTION EXPENSES.....................................        0%
ANNUAL OPERATING EXPENSES*
    Advisory and Management Fees.....................................    0.125%
    12b-1 Fee........................................................     0.25%
    Other Expenses...................................................    1.375%
                                                                         ------
    --Sponsorship and Administrative Services Fees..........    0.20%
    --Other Operating Expenses (after expense
      reimbursement)........................................   1.175%
    Total Operating Expenses (after expense reimbursement)...........     1.75%
                                                                         ------



* These expenses are shown after any applicable expense reimbursement by DEVCAP. Without such expected reimbursement, the estimated Total Operating Expenses would equal, on an annual basis, 2.50% of the estimated average daily net assets of the Fund. See "Other Information Concerning Shares of The Fund" herein.



EXAMPLE:
A shareholder of the Fund would pay the following expenses on a
 $1,000 investment in the Fund, assuming (1) 5% annual return and
 (2) redemption at the end of:
    1 year.......................................................   $ 18
    3 years......................................................   $ 55
    5 years......................................................   $ 95
    10 years.....................................................   $206




    THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly. The expense information in the Expense Table provided above has been restated to reflect fees currently in effect. For more information with respect to the expenses of the Fund and the Portfolio, see "Management" herein.


    The Trust pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc. The Trust may pay fees to Service Organizations at an annual rate in amounts up to 0.25% of the daily net asset value of shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The Trust does not currently intend to enter into agreements with and pay fees to Service Organizations with respect to the Fund, but it may do so in the future. See "Distribution Plan and Agreement" and "Service Organizations, Transfer Agent and Custodian" herein.


    Pursuant to the Sponsorship Agreement between the Portfolio and KLD, KLD pays the ordinary operating expense of the Portfolio, except the sponsorship fee, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into an expense payment arrangement with Signature pursuant to which Signature provides these expense payment services to the Portfolio. All of the advisory and management fees shown above and 0.025% of the administrative services fees shown above are paid through the expense payment arrangement. See "Other Information Concerning Shares of the Fund--Expenses" herein.


    The Trust's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and an investment manager and invested directly in the types of securities being held by the Portfolio. See "Other Information Concerning Shares of the Fund--Expenses" herein for further discussion of Fund and Portfolio expenses.

                              FINANCIAL HIGHLIGHTS


    The following table shows selected data for a share outstanding for the indicated period for the Fund which has been audited by KPMG Peat Marwick LLP, the Fund's independent certified public accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference in the Fund's Statement of Additional Information.



                                                                FOR THE PERIOD
                                                               OCTOBER 19, 1995
                                                               (COMMENCEMENT OF
                                                                  INVESTMENT
                                                                  OPERATIONS)
FOR A SHARE OUTSTANDING FOR THE PERIOD:                        TO JULY 31, 1996
------------------------------------------------------------   -----------------

Net Asset Value, beginning of period........................     $ 10.00
Income from investment operations:
  Net investment loss.......................................       (0.02)
  Net realized and unrealized gain on investments...........        0.73
                                                                  ------
Total income from investment operations.....................        0.71
                                                                  ------
Net Asset Value, end of period..............................     $ 10.71
                                                                  ------
                                                                  ------
  Total return..............................................       7.10%
Ratios/supplemental data
  Net Assets, end of period (000's omitted).................        $643
  Ratio of expenses to average net assets(1)................        2.50%(2)
  Ratio of net investment income to average net assets(1)...       (0.54%)(2)


------------------------------

(1) Includes the Fund's share of Domini Social Index Portfolio expenses and net of fee waivers, expense reimbursements and expense offset arrangement. Had the fee waiver, expense reimbursements and expense offset arrangement not been in effect, the annualized ratios of expenses and of net investment income to average net assets would have been 26.4% and (24.4%), respectively.



(2) Annualized.


                        CHARITABLE CONTRIBUTION PROGRAM

    The Fund is designed to enable an investor to share with charity, specifically with DEVCAP, on an annual basis the return on his or her investment in the Fund. When a shareholder makes an initial purchase of shares of the Fund, the shareholder must also declare an intention to make an annual donation to DEVCAP of fifty percent, seventy-five percent or all of the annual contribution basis (calculated as indicated below) derived from the shareholder's investment in the Fund. DEVCAP will direct the shareholder's donation to non-profit organizations working to improve the welfare of underprivileged persons in developing countries through grants or loans for micro-enterprises and other economic development programs.

    After the initial purchase of shares and contribution election, a shareholder may elect to contribute to DEVCAP a different portion of the shareholder's annual contribution basis, so long as the shareholder elects to contribute fifty percent, seventy-five percent or all of the shareholder's annual contribution basis. Alternatively, a shareholder may elect at year's end not to contribute any portion of the shareholder's annual contribution basis. On or about December 1 of each year, the Fund will mail a notice to each shareholder of record indicating the dollar amount of the shareholder's estimated contribution for that year, based on the shareholder's then current contribution election and the shareholder's estimated annual contribution basis on that date. To change a shareholder's contribution election, the shareholder must notify the Fund in writing on or before the fifth business day prior to the last business day of that December, at the Fund's address: DEVCAP Shared Return Fund, P.O. Box 107, New York, NY 10274-0107. By the end of the following January, the Fund will mail a notice to each shareholder of record indicating the dollar amount of the shareholder's actual contribution for the previous year. This contribution will be tax deductible, as explained in more detail under "Tax Matters" herein.

    A shareholder's contribution (if any) will consist of a percentage (which must be fifty percent, seventy-five percent or all) of the shareholder's annual contribution basis derived from the shareholder's investment in the Fund. A shareholder's annual contribution basis is the change in value of that particular shareholder's account between (a) January 1 or the date of the shareholder's initial investment and (b) the fifth business day prior to the end of the calendar year, adjusted for redemptions, distributions and purchases. The shareholder's annual contribution will be calculated by the Fund's transfer agent on or about five business days before the end of each calendar year in accordance with the following formula:

[Account value at year-end calculation date (including reinvested distributions, if any)]

                                      PLUS

               [Shareholder redemptions during the year, if any]

                                      PLUS

           [Cash distributions from the Fund during the year, if any]

                                     MINUS

                [Shareholder purchases during the year, if any]

                                     MINUS

   [Account value at (a) beginning of year or (b) date of initial investment]

                 EQUALS SHAREHOLDER'S ANNUAL CONTRIBUTION BASIS

    The shareholder's annual contribution is calculated by multiplying the shareholder's annual contribution basis by the shareholder's specified percentage of contribution.

    On or about the fifth business day prior to the last business day of December, a shareholder's annual contribution basis will be finalized using the above formula. Shares in the Fund, equal to the value of the contribution amount derived by applying the specified percentage to the shareholder's annual contribution basis, will be redeemed for the shareholder and the funds generated from that redemption will be contributed to DEVCAP. If a shareholder's annual contribution basis has been zero, or if a shareholder's account has been closed before the end of the year, or if the specified percentage has been reduced to zero after proper notice to the Fund, no contribution will result. A shareholder may still make a contribution by using the convenient donation form provided by DEVCAP for that purpose.

    Note that, notwithstanding the above formula, if a shareholder liquidates his or her total investment in the Fund before the year-end calculation date, the shareholder's annual contribution will be deemed to be zero. The method of calculation of the shareholder's annual contribution combined with the shareholder's contribution election could result in a complete redemption of the shareholder's end of year account.

    In general, shareholders participating in the Charitable Contribution Program will not incur a tax liability from their charitable contribution to DEVCAP. The Board of Trustees believes that generally any tax liability that might arise due to liquidation of shares in the Fund to make the charitable deduction will normally be offset by a corresponding itemized tax deduction for the contribution for taxpayers that itemize deductions. However, certain taxpayers may be subject to limits on itemized deductions or charitable deductions on their U.S. or state tax returns. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund and participation in the Charitable Contribution Program.

    Shareholders desiring to make a contribution to DEVCAP outside the Charitable Contribution Program, either in cash or in kind (I.E., by donating shares of the Fund or other non-cash assets), should contact DEVCAP directly at 800-371-2655.

                                     DEVCAP

    DEVCAP is a non-profit, tax-exempt 501(c)(3) corporation that functions as a consortium of non-profit organizations. DEVCAP was created to support a class of existing charities, each of which is dedicated to improving the welfare of underprivileged people in developing countries by supporting micro-enterprise and other economic development programs. Micro-enterprise development programs assist underprivileged people by providing direct financing and technical support for their business enterprises, which support would be unavailable through normal business channels. Contributions made pursuant to the Charitable Contribution Program are allocated equally among the member organizations of DEVCAP listed below.

    The member organizations of DEVCAP pursue their shared development objectives in different ways:

    (i) APPROPRIATE TECHNOLOGY INTERNATIONAL provides technical and financial assistance to organizations of small producers throughout Africa, Asia and Latin America in agricultural and other strategic sectors.

    (ii) CATHOLIC RELIEF SERVICES, founded by the Catholic Bishops of the United States, funds a "village banking" program which provides financial services to over 10,000 underprivileged people in nine countries throughout the world;

    (iii) SAVE THE CHILDREN funds credit and savings programs for women in numerous developing regions of the world in order to generate income necessary to improve the lives of their children.

    (iv) SEED CAPITAL DEVELOPMENT FUND invests in and lends funds to a network of finance companies located in developing countries that specialize in micro-enterprise lending programs.

    DEVCAP was formed in 1992 in order to provide fund-raising and other support to member organizations and other non-profits engaged in international economic development for the world's poor. The money generated by the Fund will be used as direct grants or loans to DEVCAP member organizations in support of their programs. The money may also be used to support the programs of non-member organizations.

    In addition to its primary fund-raising activities, DEVCAP also plans to promote cooperation among micro-enterprise development agencies and organizations, and to provide information and support for micro-enterprise development around the world. These activities could include educational campaigns, research programs, and implementation of other financial programs to aid in the development of micro-enterprises.

    DEVCAP is independent of the Adviser, Manager, Distributor, Administrator and all other service providers of the Fund. While DEVCAP personnel will encourage donations through the Fund and DEVCAP itself incurs costs in these efforts, DEVCAP and DEVCAP personnel receive no compensation from the Fund or the Portfolio other than through charitable donations from individual shareholders, as described above. Neither DEVCAP nor DEVCAP member organizations provide any investment advisory, broker-dealer, management, administrative or other investment support services to the Fund or the Portfolio.

    For more information regarding DEVCAP or its member organizations, please contact DEVCAP directly at 800-371-2655.

                            PERFORMANCE INFORMATION

    Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Trust may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gain distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gain distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

    Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods.


    The table that follows sets forth average annual total return information for the periods indicated:



                                                               7/31/96   9/30/96
                                                               ------    ------
1 Year .....................................................   12.62%    17.60%
5 Years.....................................................   11.51%    13.34%
Commencement of Investment Operations of Portfolio* to
 date.......................................................   11.09%    12.43%


------------------------

*Domini Social Index Portfolio commenced investing in the DSI on June 3, 1991.

    The Trust may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    From time to time the Trust may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of the Domini Social Index and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor-Registered Trademark-", "S&P-Registered Trademark-" and "Standard & Poor's 500-Registered Trademark-" are trademarks of Standard & Poor's Corporation.

    See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of the Fund.

                INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

    INVESTMENT OBJECTIVE--The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

    INVESTMENT POLICIES--The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of July 31, 1996 , the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index was 0.99. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Domini Social Index to the extent practicable, but this will result in brokerage expenses.


    SOCIAL CRITERIA--The Domini Social Index was developed and is currently maintained by the Adviser. The DSI is a common stock index comprised of the stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks comprising the DSI are based upon market capitalization. The criteria used in developing and maintaining the DSI involve the subjective judgment of the Adviser. The Adviser, based on available data, seeks to exclude the following types of companies: firms that derive more than 2% of their gross revenues from the sale of military weapons; firms that derive any revenues from the manufacture of tobacco products or alcoholic beverages; firms that derive any revenues from gambling enterprises; and firms that have an ownership share in, or operate, nuclear power plants, or participate in businesses related to the nuclear fuel cycle. The Adviser also considers criteria such as corporate citizenship, employee relations, environmental performance, and product-related issues when evaluating stocks for inclusion in the DSI. The corporate citizenship criteria include a company's record with regard to its philanthropic activities and its community relations in general. The employee relations criteria include a company's record with regard to labor matters, workplace safety, equal employment opportunity, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans. The environmental performance criteria include a company's record with regard to fines or penalties, waste disposal, toxic emissions efforts in waste reduction and emissions reduction , recycling, and environmentally beneficial fuels, products and services. The product-related criteria include a company's record with regard to product safety, marketing practices and commitment to quality.


    The Adviser intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Index.

    INDEX MANAGEMENT--The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by the Adviser as to the merits of that specific stock as an investment. However, the Adviser believes that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

    In selecting stocks for inclusion in the Index:


     1. The Adviser evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P 500. If a company whose stock was included in the S&P 500 met the Adviser's social criteria and met the Adviser's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of July 31, 1996, of the 500 companies whose stocks comprised the S&P 500, approximately 50% were included in the Index.


     2. The remaining stocks comprising the Domini Social Index (I.E., those which are not included in the S&P 500) were selected based upon the Adviser's evaluation of the social criteria described above, as well as upon the Adviser's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.

    The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole.

Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1996 represented 76.3% of the aggregate market value of common stocks traded on the New York Stock Exchange.


    Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

    Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (i.e., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.


    The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 1996 approximately 40% of the Domini Social Index was comprised of the 20 largest companies in that Index.


    The Adviser may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy the Adviser believes may be imminent.


    The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Manager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Index of 0.95 or better. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Manager comparing the performance of the Fund and the Portfolio with that of the Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Manager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.


    The Portfolio may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Adviser's social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.


    The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1995 and 1996 were 6% and 5%, respectively.



    The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Adviser, the Manager, the Sponsor or the Administrator or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the Statement of Additional Information.


    Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral and cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

    Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.


SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE-REGISTERED TRADEMARK-MASTER-FEEDER INVESTMENT FUND STRUCTURE



    The Fund and the Portfolio are utilizing certain Hub and Spoke proprietary rights, know-how and financial services from Signature Financial Group, Inc. ("Signature Financial"), of which the Administrator is a wholly owned subsidiary. Hub and Spoke-Registered Trademark- is a registered service mark of Signature Financial.


    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in the Portfolio, a separate registered investment company. The Portfolio has the same investment objective and policies as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Furthermore, the other investors may not participate in the charitable contribution program of the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at
(617) 423-0800. The Hub and Spoke-Registered Trademark- investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

    The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then- current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and the Portfolio, respectively. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

    For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective, Policies and Risk Factors" herein and "Investment Objective, Policies and Restrictions" in the Statement of Additional Information. For descriptions of the management of the Portfolio, see "Management" herein and "Management of the Trust and the Portfolio" in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" and "Other Information Concerning Shares of the Fund Expenses" below.
                              -------------------


    As a matter of fundamental policy, the Fund will invest all of its investable assets (either directly or through the Portfolio) in one or more of:
(i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the non-fundamental investment policies described above.


    The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the Fund and the other investors in the Portfolio or by the Fund without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.

                                   MANAGEMENT


    The Boards of Trustees of the Trust and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Trust has retained the services of Signature as administrator of the Fund, but has not retained the services of an investment adviser or investment manager since the Fund seeks to achieve its investment objective by investing all its investable assets in the Portfolio. The Portfolio has retained the services of Signature as administrator, KLD as investment adviser and sponsor, and Mellon Equity as investment manager.


ADVISER

    KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determining the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio.


    For its services under the Advisory Agreement, the Adviser receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.

Prior to October 4, 1996, the Adviser received a fee accrued daily, and paid monthly, at an annual rate equal to 0.05% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.



    "Domini-SM-" and "Domini 400 Social Index-SM-" are service marks of KLD. Pursuant to agreements with the Fund and the Portfolio, the Portfolio will be required to discontinue use of such service marks if KLD ceases to be the investment adviser of the Portfolio, and the Fund will be required to discontinue the use of such service marks if either KLD ceases to be the investment adviser of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.


MANAGER

    Mellon Equity manages the Portfolio on a day-to-day basis pursuant to an Investment Management Agreement (the "Management Agreement"). Mellon Equity does not determine the composition of the Domini Social Index.


    Under the Management Agreement, the Portfolio pays Mellon Equity an investment management fee at an annual rate equal to 0.10% of the Portfolio's average daily net assets. Prior to October 4, 1996, Mellon Equity received an investment management fee equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year:
0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.



    Mellon Equity is a Pennsylvania business trust whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. Mellon Equity has been registered as an investment adviser under the 1940 Act since 1986. Prior to 1987, the Manager was part of the Equity Management Group of Mellon Bank Corporation's Trust and Investment Department, which has managed pension assets since 1947.


    As of June 30, 1996, the Manager had approximately $9.8 billion of assets under management.

    Mellon Equity believes that performance of investment management services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Mellon Equity from continuing to perform such services for the Portfolio. If Mellon Equity were prohibited from acting as investment manager to the Portfolio, it is expected that the Trustees would recommend to shareholders approval of a new investment management agreement with another qualified investment manager selected by the Trustees, or that the Trustees would recommend other appropriate action.

ADMINISTRATOR


    Pursuant to an Administrative Services Agreement, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives fees computed and paid monthly from the Trust at an annual rate equal to 0.175% of the first $100 million of average daily net assets of the Fund and 0.125% of the average daily net assets of the Fund in excess of $100 million. Prior to October 4, 1996, Signature received administrative fees computed and paid monthly from the Trust at an annual rate equal to 0.15% of the $100 million on average daily net assets of the Fund and 0.10% of the average daily net assets of the Fund in excess of $100 million.


    Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.


SPONSOR



    Pursuant to a Sponsorship Agreement, dated November 6, 1996, KLD pays the ordinary operating expenses of the Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provides the Portfolio with administrative personnel and services necessary to operate the Portfolio. In addition to general administrative services, such services include answering questions from the general public and the media regarding the securities holdings of the Portfolio. For these services and facilities, KLD receives fees computed and paid monthly from the Portfolio at an annual rate of 0.20% of the average daily net assets of the Portfolio, for the Portfolio's then-current fiscal year.

    Pursuant to an Administrative Services Agreement between Signature and KLD, KLD has engaged Signature to provide certain administrative services to the Portfolio. In such capacity, Signature performs certain administrative services requested by the Sponsor. For these services, since November 6, 1996, the Sponsor pays to Signature a fee computed daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio, for the Portfolio's then-current fiscal year. For its services, for the period from October 4,1996 until November 6, 1996, Signature received fees computed daily and paid monthly from the Portfolio at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for the Portfolio's then-current fiscal year. Prior to October 4, 1996 Signature received administrative fees computed daily and paid monthly from the Portfolio at annual rate equal to 0.05% of the average daily net assets of the Portfolio for its then-current fiscal year.


                      PURCHASES AND REDEMPTIONS OF SHARES

PURCHASES


         Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund provided such order is received and accepted on any day the New York Stock Exchange is open for trading (a "Fund Business Day"). The minimum initial investment in the Fund is $1,000, except that the minimum initial investment when selecting the Automatic Investment Plan is $500. Except as noted below, there is no minimum on additional investments.


    The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.

    For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gain distributions which are paid in additional shares. See "Dividends and Capital Gain Distributions" herein. The Trust has a policy of not issuing share certificates.

    Shares may be purchased directly from the Distributor or through Service Organizations (see "Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Other investors may purchase Fund shares in the manner described below.

    Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "DEVCAP Shared Return Fund," to the Fund at the following address:

                           DEVCAP Shared Return Fund
                                  P.O. Box 107
                            New York, NY 10274-0107

    An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. Bank wires for the purchase of shares should be sent to:

              The Chase Manhattan Bank
              ABA# 021000021
              BBK = United States Trust Company of New York
              A/C# 920-1-073195
              For Credit to: DEVCAP Shared Return Fund
                          A/C# 10-12-592
              FBO: "Include Shareholder Name, Address, and Social Security
                   Number (if purchase is for a New Account) or Account Number (if shareholder account is existing.)"


    Shares of the Fund may be purchased by exchanging securities acceptable to the Trust for shares of the Fund. The Trust will not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objectives and policies of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Manager. Securities offered in exchange for shares of the Fund will be valued in accordance with the usual valuation procedure for the Fund. See "Net Asset Value".


    Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

    For further information on how to purchase shares of the Fund, an investor should contact the Distributor (see back cover for address and phone number).

AUTOMATIC INVESTMENT PLAN


    The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. The minimum investment for an investor investing through an automatic investment plan is $500. If the Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the public offering price per share determined on the day that both the check and bank withdrawal data are received in the form required by the Fund. Further information about the plan and form may be obtained from the Distributor at the telephone number listed on the back cover of the Prospectus.

INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). An IRA plan approved by the Internal Revenue Service is available from the Distributor naming Investors Bank & Trust Company as custodian. The minimum initial investment for an IRA is $250; there is no minimum for subsequent investments. IRAs are available to individuals under age 70 1/2 who receive compensation or earned income during the year. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon various factors, including the individual's income. Individuals may also establish an IRA to receive a "rollover" distribution from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

     IRA ACCOUNTS AND THE FUND'S CHARITABLE CONTRIBUTION PROGRAM. As described above under the section header "Charitable Contribution Program," while shares equal to the value of a shareholder's charitable contribution amount are usually redeemed automatically pursuant to the shareholder's charitable contribution instructions, shares may not be redeemed in this way from an IRA account without incurring certain tax liabilities associated with early withdrawals from IRA accounts. Therefore, for IRA accounts only, shareholders will be requested to remit their charitable contribution from a source other than their IRA account. By January 31 of each year, the Fund will mail a notice to each IRA shareholder indicating the shareholder's charitable contribution amount for the previous year. Each shareholder will then be requested to make a contribution to DEVCAP equal in value to his or her charitable contribution amount payable by check or credit card. For more information regarding how the Fund calculates a shareholder's annual charitable contribution amount, see "Charitable Contribution Program" above.


REDEMPTIONS


    A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received and accepted prior to the close of the Fund Business Day. In addition to the procedures discussed in this section, redemption of shares of an investor may also occur as described under "Charitable Contribution Program" herein. The proceeds of a redemption will be paid by the Fund in federal funds normally on the next Fund Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be paid by the Fund by check or by wire transfer if the appropriate box on the Account Application has been completed. Instructions for wire redemptions are set forth in the Account Application.

    Redemptions may be made by letter to the DEVCAP Shared Return Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered and, with respect to redemptions in excess of $5,000, the signatures must be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. In some cases the Fund may require the furnishing of additional documents.


    Written redemption requests should be mailed to the Fund at the following address:


                           DEVCAP Shared Return Fund
                                  P.O. Box 107
                            New York, NY 10274-0107


    For overnight deliveries, please use the following address:



                            DEVCAP Shared Return Fund
                   c/o Fundamental Shareholder Services, Inc.
                              90 Washington Street
                               New York, NY 10006
                                 (212) 635-5000


    An investor may also redeem shares by telephone by calling the Transfer Agent, at 1-800-371-2655, if the appropriate box on the Account Application has been completed. The Fund, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and
(3) the name and account number of the shareholder's designated securities dealer or bank.

    The Fund, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Fund or the Distributor. A Service Organization may request a wire redemption provided a Wire Authorization Form is on file with the Fund. The proceeds of a wire redemption will be sent to an account with a Service Organization designated on the appropriate form. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

    The Fund reserves the right to redeem involuntarily on at least 30 days' notice the balance in a shareholder's account having a current value of less than $500, but not if an account falls below $500 due to a change in the market value of the Fund's shares.

    The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

    The right of any shareholder or DEVCAP to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                                  TAX MATTERS

FUND TAXATION


         Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. At the end of each calendar year, each shareholder receives information for tax purposes on distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction) and the amount of dividends eligible for the dividends-received deduction for corporations.


    Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will cause any short- term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund qualifies as a regulated investment company under the Code.

    The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law.

TAX DEDUCTIBILITY OF CHARITABLE CONTRIBUTIONS

    The Charitable Contribution Program of the Fund (the "Program") has been designed so that individual investors utilizing the cash method of accounting who donate to DEVCAP through the Program will be entitled to a tax deduction for the value of the donation in the taxable year in which the donation is made. Under the Program, the charitable donation will be made within the last five business days of any calendar year of the Fund, thus tracking the taxable year for most individual investors in the Fund. See "Charitable Contribution Program" herein.

    The tax effect of the donation for a particular investor of the Fund may vary according to the individual circumstances of that investor. For example, the Code sets an upper limit on the dollar amount of tax deductions that can be taken by individual taxpayers for charitable donations in a given year. In addition, the redemption of shares in the Fund under the Program for the value of the charitable contribution to DEVCAP may be subject to capital gains tax. In view of the foregoing, as well as the possibility of other tax consequences of the donation to particular investors, potential purchasers of the Fund should consult their own tax advisors in determining the federal, state, local and other tax consequences of purchasing shares of the Fund and participating in the Program.

    Each of DEVCAP's member organizations is recognized by the United States Internal Revenue Service (the "IRS") as a tax-exempt, section 501(c)(3) organization under the Code. In addition, on October 18, 1995, DEVCAP received from the IRS recognition as a tax-exempt "supporting organization," a category of exemption available under sections 501(c)(3) and 509(a)(3) of the Code for organizations, like DEVCAP, that are engaged solely in activities designed to support other tax-exempt charitable organizations. In the case of DEVCAP, these supported organizations are the DEVCAP member organizations and other charities that are engaged in micro-enterprise and other economic development programs for underprivileged people in developing countries.

    The Program (as described above) has been structured so that investors are provided an opportunity to donate to DEVCAP each year. The Fund has been structured this way in order to allow the contributions made through the Program to be tax deductible donations made to non-profit organizations under existing interpretations of section 170(c) of the Code. Investors should recognize, however, that neither the Fund nor DEVCAP are tax advisers, that existing law and interpretations thereof may be modified, and that no ruling has been sought from the IRS confirming the tax deductible nature of Program contributions. Nevertheless, the IRS has been informed of the details of the Program in DEVCAP's filing for recognition as a section 501(c)(3) organization, and the Fund believes that the granting of tax-exempt status to DEVCAP represents approval of DEVCAP's activities, including the Program, and confirmation that the donations are tax deductible.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND

NET ASSET VALUE


    The Trust determines the net asset value of the shares of the Fund on each Fund Business Day. This determination is made once during each such day as of the close of regular trading of the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding.


    Since the Fund will invest all of its assets in the Portfolio, the value of the Fund's assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular business on the New York Stock Exchange on each day on which such Exchange is open for trading, by deducting the amount of the Portfolio's liabilities from the value of its assets. At the close of each such business day, the value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. See "Description of Shares, Voting Rights and Liabilities" below.

    Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders annually as a dividend, usually in December. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (i.e., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    The Fund also declares a long-term capital gain distribution to its shareholders on an annual basis, usually in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.

    The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% non-deductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

    A shareholder of the Fund may receive dividends and capital gain distributions in cash or additional shares of the Fund.


    After the Fund has paid to its shareholders (i) substantially all of its net income from dividends and interests and (ii) any long-term capital gain distributions, a portion of the shareholder's total return will be donated to DEVCAP to support charitable organizations. See "Charitable Contribution Program" herein for more detailed information.


EXPENSES

    Expenses of the Fund and the Portfolio include the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees, interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.


    Expenses of the Fund also include expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

    Expenses of the Portfolio also include the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser, the management fees payable to the Manager, the sponsorship fees payable to the Sponsor and the administrative fees payable to the Portfolio Administrator.


    Pursuant to the Sponsorship Agreement between the Portfolio and KLD, KLD pays the ordinary operating expenses of the Portfolio, except the sponsorship fee, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into an expense payment agreement with Signature pursuant to which Signature provides this expense payment service to the Portfolio and pursuant to which Signature has agreed to pay all of the operating expenses of the Portfolio until December 31, 1999. Under this arrangement, Signature receives an expense payment fee from KLD, computed and paid monthly at an annual rate equal to 0.175% of the Portfolio's average daily net assets for its then-current fiscal year.


    DEVCAP has agreed that it will reimburse the Fund through at least November 30, 1997 to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and the Portfolio) at the annual rate of 1.75% of the Fund's average daily net assets. This limit does not cover extraordinary increases in these expenses during the period and no longer applies in the event of a precipitous decline in assets due to unforeseen circumstances. DEVCAP will review its undertaking annually, however, there is no assurance that DEVCAP will continue this reimbursement beyond the specified period, except as required by the following sentence. DEVCAP has agreed to reimburse the Fund as necessary if in any fiscal year the sum of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions. Such annual limits are currently 2.50% of the first $30 million of average net assets, 2% of the next $70 million of such net assets, and 1.50% of such net assets in excess of $100 million for any fiscal year.

DISTRIBUTION PLAN AND AGREEMENT

    The Trustees of the Trust have adopted a Distribution Plan (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Signature acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Signature acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment.

    Under the Distribution Plan, Signature may receive a fee from the Trust at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of Signature, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. Signature will provide to the Trustees of the Trust a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.

    No payments under the Distribution Plan are made to the Service Organizations, although Service Organizations may receive fees from the Trust for their services. See "Service Organizations" below.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.01 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Fund is presently the only series of the Trust. However, the Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the dividends and assets of the particular series. The Trust may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Fund would either issue a new Prospectus and Statement of Additional Information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention of holding annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote. Shares of each series are entitled to vote separately to approve amendments to the Distribution Plan or changes in fundamental investment policies or restrictions, but shares of all series will vote together in the election or selection of Trustees and accountants for the Trust. If holders of 10% or more of the Trust's outstanding shares so request, a meeting of the Trust shareholders will be called for the purpose of voting on the removal of a Trustee or Trustees. The Trust will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. Whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.


              SERVICE ORGANIZATIONS, TRANSFER AGENT AND CUSTODIAN

SERVICE ORGANIZATIONS

    The Trust may also contract with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations (collectively, "Service Organizations") to provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship.

    Some Service Organizations may impose additional or different conditions on their clients such as requiring their clients to invest more than the minimum initial investment specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

    The Trust does not currently intend to enter into agreements with and pay fees to Service Organizations with respect to the Fund, but it may do so in the future.

    The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with Fundamental Shareholder Services, Inc. ("FSSI") and the Portfolio has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT"), pursuant to which FSSI and IBT act as Transfer Agent for the Fund and the Portfolio, respectively. Each Transfer Agent maintains an account for each shareholder of the Fund or the Portfolio, respectively, performs other transfer agency functions and acts as dividend disbursing agent for the Fund and the Portfolio, respectively. Pursuant to Custodian Agreements, IBT acts as the custodian of the Fund's assets, (i.e., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Portfolio. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.
                              -------------------


    The Fund's Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to
(i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser, investment manager, sponsor and administrator of the Fund and the Portfolio, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio at July 31, 1996.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

DEVCAP SHARED RETURN FUND
6 St. James Avenue
Boston, MA 02116
(800) 371-2655


PORTFOLIO INVESTMENT ADVISER AND SPONSOR:
Kinder, Lydenberg,
Domini & Co., Inc.
129 Mt. Auburn Street
Cambridge, MA 02138
(617) 547-7479


PORTFOLIO INVESTMENT MANAGER:
Mellon Equity Associates
500 Grant Street
Suite 3700
Pittsburgh, PA 15258-0001

ADMINISTRATOR AND DISTRIBUTOR:
Signature Broker-Dealer
Services, Inc.
6 St. James Avenue
Boston, MA 02116
(617) 423-0800

CUSTODIAN:
Investors Bank &
Trust Company
89 South Street
Boston, MA 02111

AUDITORS:
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL:
Mayer, Brown & Platt
1675 Broadway
New York, NY 10019

TRANSFER AGENT:
Fundamental Shareholder Services, Inc.
90 Washington Street
New York, NY 10006
(800) 371-2655

M Printed on recycled paper
with soy inks

                      STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 27, 1996


                            DEVCAP SHARED RETURN FUND




 TABLE OF CONTENTS                                                        PAGE


The Trust................................................................   2

Investment Objective, Policies and Restrictions..........................   2


Performance Information................................................    10


Determination of Net Asset Value; Valuation of Portfolio

Securities............................................................     11

Management of the Trust and the Portfolio.............................     12


Independent Auditors.....................................................  19


Taxation.................................................................. 20

Portfolio Transactions and Brokerage Commissions.........................  22

Description of Shares, Voting Rights and Liabilities.....................  24

Financial Statements..................................................     25


DEVCAP TRUST
6  ST.  JAMES AVENUE
BOSTON, MASSACHUSETTS 02116
(800) 371-2655


         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus dated November 27, 1996, as amended from time to time, for DEVCAP Shared Return Fund. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Signature Broker-Dealer Services, Inc., the Fund's distributor, at (617) 423-0800.


         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.



DSI163H

                                    THE TRUST

         DEVCAP Trust (the "Trust") was organized as a business trust under the laws of the Commonwealth of Massachusetts, with DEVCAP Shared Return Fund (the "Fund") established as a separate series of the Trust, on June 29, 1995. The Fund is a no-load diversified open-end management investment company. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.


         Signature Broker-Dealer Services, Inc. ( "Signature"), the Fund's administrator (the "Administrator"), supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund.


         Shares of the Fund are continuously sold by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment when selecting the Automatic Investment Plan is $500 and the minimum initial investment when selecting the Individual Retirement Account is $250. An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.



         The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser") and sponsor (the "Sponsor"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). The Adviser determines the composition of the Domini 400 Social IndexSM ("Domini Social Index" or "DSI") . The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. "DominiSM" and "Domini 400 Social IndexSM" are service marks of KLD.



                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

         The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.



DSI163H
                                                        -2-

                              INVESTMENT POLICIES



         The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund's investment in the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund, or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. The approval of the Fund's shareholders would not be required to change any of the Fund's investment policies.


         The following supplements the information concerning the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith.

         A company which is not included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") may be included in the Domini Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

         The Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.


         Although neither the Fund nor the Portfolio has any current intention to do so, the Fund and the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").


         It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Index, this is

DSI163H
                                                        -3-
considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.


         LOANS OF SECURITIES: The Portfolio may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days;
(3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.


         The Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Adviser or the Manager.

         Although the Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future.

         RISK FACTORS INVOLVED IN OPTION CONTRACTS: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for

DSI163H
                                                        -4-
the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

         Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.



         The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.


                             INVESTMENT RESTRICTIONS


         The Trust (on behalf of the Fund) and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").


         Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a)


DSI163H
                                                        -5-
any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would, nevertheless, be voted on by the Trustees of the Trust.


         Neither the Fund nor the Portfolio may:


         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;


         (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;


         (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;


         (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;


         (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

DSI163H
                                                        -6-

         (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;


         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

         (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

         (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or

DSI163H
                                                        -7-
the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and regulatory policies, neither the Fund nor the Portfolio will as a matter of operating policy:


         (I) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at cost) (moreover, neither the Fund nor the Portfolio will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)),


         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Portfolio, respectively (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction,

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions,

         (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Portfolio,


         (v) purchase securities issued by any registered investment company, except that the Fund may invest all its assets in the Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund or the Portfolio, respectively; and provided, further, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio shall not purchase securities issued by any open-end investment company,

         (vi) invest more than 15% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), (a) in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities), and (b) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years, provided, however, that no more than 5% of the net assets of the Fund or the Portfolio, respectively, are invested in securities issued by issuers which (including predecessors) have been in operation less than three years,

         (vii) invest more than 10% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale by the 1933 Act,


         (viii) invest more than 5% of the net assets of the Fund or the Portfolio respectively (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors),

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction, and except that the Fund may invest all or any portion of its assets in the Portfolio,


         (x)purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or the Portfolio, as the case may be, or is an officer or director of the Adviser or the Manager, if after the purchase of the securities of such issuer by the Fund or the Portfolio, as the case may be, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, except that the Fund may invest all or any portion of its assets in the Portfolio,

         (xi) invest more than 5% of the Fund's or the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's or the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange, or


         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund or the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short, and unless not more than 10% of the Fund's or the Portfolio's, respectively, net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (neither the Fund nor the Portfolio has any current intention to engage in short selling).

         Restrictions (i) through (xii) are not fundamental and may be changed with respect to the Fund by the Trust without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.

         PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund to the net asset value of the Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund will take the corrective action required by Section 18(f).



DSI163H
                                                       -10-

                             PERFORMANCE INFORMATION


         The Trust will calculate the Fund's total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


         Any current "yield" quotation of the Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

         Total rate of return and yield information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Domini Social Index weighted in accordance with the weightings of the stocks comprising the Index. Performance information with respect to the Domini Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:



                                   7/31/96                  9/30/96

1 Year                             12.62%                   17.60%


5 Years                            11.51%                   13.34%


Commencement of
Investment operations
of Portfolio* to date              11.09%                   12.43%


* Domini Social Index Portfolio commenced investing in the DSI on June 3, 1991.

DSI163H
                                                       -11-

                       DETERMINATION OF NET ASSET VALUE;
                       VALUATION OF PORTFOLIO SECURITIES


         The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases and Redemptions of Shares" in the Prospectus.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

         A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO


         The Trustees and officers of the Trust and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as applicable. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts 02116.


                              TRUSTEES OF THE TRUST

STEPHEN D. CASHIN -- Trustee of the Trust; Vice President (Corporate Finance), Equator Bank (since 1993); Vice President (East Africa Representative), Equator Bank (prior to 1993).

GILBERT H. CRAWFORD* -- Trustee of the Trust; Alternate Director, PROFUND (since September, 1995); President, Development Capital Fund (since November, 1992); Executive Director, Seed Capital Development Fund, Ltd. (since September, 1991); Assistant Project Director, Africa Venture Capital Project-Harvey & Company.

ALICE TEPPER MARLIN -- Trustee of the Trust; Executive Director, Council on Economic Priorities; Trustee, Winston Foundation for World Peace; Trustee, Green Seal; Trustee; Save the Earth Trust (prior to 1994).

CAROLINE L. WILLIAMS -- Trustee of the Trust; Director, Argyle Television, Inc. (since 1995); Director, Briar Funds Trust, The Stalwart Funds (since 1995); Member of Advisory Board, Burton Design Consultants, Inc. (since 1995); Member of Advisory Board, New School for Social Research (since 1995); Director, The Franklin Group, Inc. (since 1994); Founding Director and Chairman, E&Co. (since
1994); Director and Treasurer, Fund for Private Assistance in International Development (since 1994); Director, TechnoServe, Inc. (1991 to 1992, since
1994); Director, HealthInfusion, Inc. (1992 to 1994); Member of Advisory Board, Glencoe Growth Closely-Held Business Fund, L.P. (since 1994); Member of Advisory Board, Experiment in International Living (1992 to 1994); Director, Morse Shoe, Inc. (1992 to 1993); Managing Director, Donaldson, Lufkin & Jenrette Securities Corporation (prior to 1992); Deputy Administrator, Donaldson, Lufkin & Jenrette Foundation (1991).
                                                        -13-

                           TRUSTEES OF THE PORTFOLIO


AMY L. DOMINI* -- Chair , President and Trustee of the Portfolio; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Trustee, Loring, Wolcott & Coolidge.

PHILIP W. COOLIDGE* -- Trustee of the Portfolio and President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and Signature Broker-Dealer Services, Inc.

ALLEN M. MAYES -- 7985 Willow Creek Drive, Beaumont, Texas 77707; Trustee of the Portfolio; Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church; Member of the Board of Directors of Investor Responsibility Research Center; Member of Board of Trustees of Wiley College .

TIMOTHY SMITH -- Interfaith Center for Corporate Responsibility, 475 Riverside Drive, New York, New York 10115; Trustee of the Portfolio; Executive Director of the Interfaith Center on Corporate Responsibility .

FREDERICK C. WILLIAMSON -- 5 Roger Williams Green, Providence, Rhode Island 02904; Trustee of the Portfolio; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Rhode Island State Historic Preservation Officer; Trustee, National Park Trust ; Trustee, National Parks and Conservation Association ; President Emeritus, National Conference of State Historic Preservation Officers; Trustee Emeritus, National Trust for Historic Preservation; Treasurer and Past Chairman, R.I. Black Heritage Society.


                                    OFFICERS

JOHN R. ELDER -- Treasurer of the Trust and the Portfolio; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, Phoenix Family of Mutual Funds(prior to April, 1995).


LINDA T. GIBSON -- Assistant Secretary of the Trust and the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since June,
1991); Assistant Secretary, Signature (since November, 1992); law student, Boston University School of Law (prior to May, 1992).


MOLLY S. MUGLER -- Assistant Secretary of the Trust and the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc.; Assistant Secretary, Signature.

         Messrs. Coolidge and Elder and Mss. Gibson and Mugler also hold similar positions for other investment companies for which Signature or an affiliate serves as the principal underwriter. Each officer of the Trust holds the same position with the Portfolio. In addition, the following persons serve as officers of the Portfolio:


         PETER D. KINDER -- Vice President of the Portfolio; President of Kinder, Lydenberg, Domini & Co., Inc.


         STEVEN D. LYDENBERG -- Vice President of the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.

         The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Trust as defined by the 1940 Act are separate from the Disinterested Trustees of the Portfolio. Any conflict of interest between the Trust and the Portfolio will be resolved by the Trustees of the Trust and the Portfolio in accordance with their fiduciary obligations and in accordance with the 1940 Act.


         As of November 13, 1996, the following persons owned of record and beneficially the percentage of outstanding shares of beneficial interest of the Fund indicated next to their names: Development Capital Fund - 5.36% , Sisters of Mercy of the Americas - 7.49%. As of the same date, the officers and Trustees of the Trust and the Portfolio as a group owned less than 1% of the Fund's outstanding shares.

         The Trustees of the Trust receive no compensation for serving as trustees of the Trust. The Trustees of the Portfolio are paid annual fees as follows for serving as trustees of the Portfolio. The Trustees of the Trust and the Portfolio are reimbursed for expenses incurred in connection with service as a trustee. For the fiscal years ended July 31, 1994, 1995 and 1996, the Trustees of the Portfolio received fees equal to $6,023, $6,847 and $5,379, respectively. The Trustees may hold various other directorships unrelated to these funds.

                                 TRUST TRUSTEES



                                       ESTIMATED AGGREGATE                                                   ESTIMATED TOTAL
                                       COMPENSATION                                                          COMPENSATION FROM THE
                                       FROM THE TRUST         PENSION OR RETIREMENT  ESTIMATED               TRUST AND THE PORTFOLIO
                                       FOR THE FISCAL YEAR    BENEFITS ACCRUED AS    ANNUAL BENEFITS         FOR THE FISCAL YEAR
                                       ENDED JULY 31, 1996    PART OF FUND EXPENSES  UPON RETIREMENT         ENDED JULY 31, 1996


Stephen D. Cashin, Trustee             None                   None                   None                    None

Gilbert H. Crawford, Trustee           None                   None                   None                    None

Alice Tepper Marlin, Trustee           None                   None                   None                    None

Caroline L. Williams, Trustee          None                   None                   None                    None



                               Portfolio Trustees


                                       AGGREGATE
                                       COMPENSATION          PENSION OR RETIREMENT                       TOTAL COMPENSATION FROM
                                       FROM THE PORTFOLIO    BENEFITS              ESTIMATED ANNUAL      THE TRUST AND THE PORTFOLIO
                                       FOR THE FISCAL YEAR   ACCRUED AS PART       BENEFITS              PAID TO TRUSTEES FOR THE
                                       ENDED JULY 31, 1996   OF FUND EXPENSES      UPON RETIREMENT       FISCAL YEAR ENDED
                                                                                   JULY 31,1996

Amy L. Domini, Chair and Trustee         None                  None                    None                  None

Philip W. Coolidge, President            None                  None                    None                  None
 and Trustee

Allen M. Mayes, Trustee                  $1,200                None                    None                  $1,200

Timothy Smith, Trustee                   $1,200                None                    None                  $1,200

Frederick C. Williamson, Trustee         $1,200                None                    None                  $1,200


                               ADVISER AND MANAGER


         KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determination of the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. The Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Advisory Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of their investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.

        The Advisory Agreement provides that the Adviser may render services to others and may permit other investment companies in addition to the Portfolio to use the name "DominiSM" or "Domini 400 Social IndexSM" in their names. Pursuant to an agreement with the Portfolio, if KLD ceases to be the investment adviser of the Portfolio, the Portfolio will be required to discontinue the use of such service marks. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


         The Fund's Prospectus contains a description of fees payable to the Adviser for services under the Advisory Agreement. For the fiscal years ended July 31, 1994 and 1995, the Adviser voluntarily waived all of its advisory fees. For the fiscal year ended July 31, 1996, the Adviser received Advisory fees of $38,150.

         Mellon Equity manages the assets of the Portfolio pursuant to an Investment Management Agreement (the "Management Agreement"). The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

         The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment) or by a vote of the majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Management Agreement.


         The Fund's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. Prior to November 21, 1994, State Street Bank and Trust Company served as investment manager to the Portfolio. For the fiscal years ended July 31, 1994, 1995 and 1996, the Portfolio incurred $16,986, $39,589 and $128,901, respectively in management fees.

                                  ADMINISTRATOR


         Pursuant to an Administrative Services Agreement, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust , including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust ; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust . The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust . Such officers, as well as certain other employees and Trustees of the Trust , may be directors, officers or employees of the Administrator or its affiliates.

         The Administrative Services Agreement with the Trust provides that Signature may render administrative services to others. The Administrative Services Agreement with the Trust also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's Administrative Services Agreement. For the period October 19, 1995 (commencement of operations) to July 31, 1996, Signature waived Fund expenses aggregating $375.

         The Administrative Services Agreement with respect to the Portfolio provides that Federated may render administrative services to others. The Administrative Services Agreement with respect to the Portfolio may be terminated without penalty by either Signature or KLD on not less than 60 days' written notice. The Administrative Services Agreement with KLD also provides that neither Federated, as the Portfolio's Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

        The Fund's Prospectus contains a description of the fees payable to the Administrator by the Trust (on behalf of the Fund), or payable to the Portfolio Administrator by KLD, as the case may be, under the Administrative Services Agreements. For the fiscal years ended July 31, 1994 and 1995, the Portfolio's Administrator voluntarily waived all of its administrative services fees from the Portfolio. For the fiscal year ended July 31, 1996, the Portfolio's Administrator received $38,150 in administrative fees.

         Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.


                                     SPONSOR

        Pursuant to a Sponsorship Agreement dated November 6, 1996, KLD pays the ordinary operating expenses of the Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provides the Portfolio with general office facilities and supervises the overall administration of the Portfolio, including, among other responsibilities, answering questions from the general public, the media regarding the securities holdings of the Portfolio, negotiating contracts and fees with, and monitoring performance and billings of, the independent contractors and agents of the Portfolio; preparing and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Portfolio. The Sponsor provides persons satisfactory to the Board of Trustees of the Portfolio to serve as officers of the Portfolio. Such officers, as well as certain other employees and Trustees of the Portfolio, may be directors, officers or employees of the Sponsor or its affiliates.

        The Sponsorship Agreement with the Portfolio may be terminated without penalty by either party on not more than 60 days' written notice, except with respect to the expense payment obligations which terminate on December 31, 1999, unless sooner terminated by the mutual agreement of KLD and Signature. The Sponsorship Agreement with the Portfolio also provides that neither the Portfolio's Sponsor, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio's Sponsorship Agreement.

                                   DISTRIBUTOR

         The Trust has adopted a Distribution Plan which provides that the Trust may pay the Distributor a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. No payments under the Distribution Plan will be made to Service Organizations, although Service Organizations may receive payments under the Administrative Services Plan referred to below.

        The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons of the Trust" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Trust a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Trust. The Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.


        The Trust has entered into a Distribution Agreement with Signature. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. For the period October 19, 1995 (commencement of operations) to July 31, 1996, the Fund did not accrue any distribution fees.


               TRANSFER AGENT, CUSTODIAN AND SERVICE ORGANIZATIONS


        The Trust has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI") pursuant to which FSSI acts as transfer agent for the Fund. The Trust has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as custodian for the Fund. The Portfolio has also entered into a Transfer Agency Agreement with FSSI pursuant to which FSSI acts as transfer agent for the Portfolio. The Portfolio has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. For additional information, see "Transfer Agent and Custodian" in the Prospectus.


        The Fund may from time to time enter into agreements with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations to provide administrative services for the Fund, such as maintaining shareholder accounts and records. For the period from October 19, 1995 (commencement of operations) to July 31, 1996, the Fund did not accrue any service organization fees. For additional information, see "Purchases and Redemptions of Shares -- Service Organizations" in the Prospectus.
                                                       -20-

                                    EXPENSES

         Pursuant to the Sponsorship Agreement between KLD and the Portfolio (effective November 6, 1996), KLD has agreed to pay all of the ordinary operating expenses of the Portfolio , except the sponsorship fees and excluding brokerage fees and commissions, interest , taxes and extraordinary expenses. The arrangement will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. KLD has entered into expense payment arrangements with Signature pursuant to which Signature provides these expense payment services to the Portfolio . Under these arrangements, Signature receives expense payment fees from KLD computed and paid monthly at an annual rate equal to 0.175% of the Portfolio's average daily net assets for its then-current fiscal year.


                              INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP are the independent auditors for the Trust and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                    TAXATION


         Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") . Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes and will not be required to pay Massachusetts income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and would be required to pay Massachusetts income and excise taxes. Additionally, Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

         It is assumed that, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

        Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's distributions from net investment income is normally eligible for the corporate dividends received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

        In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss.
 However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

        The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Withdrawals by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Fund's interest in the Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio and decreased by the Fund's share of losses from the Portfolio and the amount of any cash distributions and the basis of any property distributed from the Portfolio.

         The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.


        Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences .


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

        Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Portfolio may serve other clients of the Manager in a similar capacity.


        The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Manager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Manager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the Portfolio's securities transactions.


        Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Manager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Manager or the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Adviser's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Manager and the Adviser currently intend to make only a limited use of such brokerage and research services.

        Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Adviser's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Manager or the Adviser for no consideration other than brokerage or underwriting commissions.

        The Manager and the Adviser attempt to evaluate the quality of research provided by brokers. The Manager and the Adviser sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Manager nor the Adviser is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

        The fees that the Portfolio pays to the Manager and the Adviser will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Manager or the Adviser in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Manager or the Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Manager or the Adviser, the Manager or the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1994, 1995 and 1996 the Portfolio paid brokerage commissions of $13,000, $15,222 and $45,017, respectively.


         In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Manager's or the Adviser's other clients. Investment decisions for the Portfolio and for the Manager's or the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

         DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


        The Trust is a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated as of September 15, 1995. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.


        The assets of the Trust received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

        Shares of the Trust entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

        The Trustees of the Trust have the authority to designate additional series and to designate the relative rights and preferences as between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

        The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trust's Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.


                              FINANCIAL STATEMENTS


        The financial statements of the Fund and the Portfolio as of July 31, 1996 have been filed as part of the Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such annual report. A copy of such report will be provided, without charge, to each person receiving this Statement of Additional Information.